Exhibit 99.1

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Non-GAAP Financial Measures

                The following measure is considered “non-GAAP financial measures” under SEC guidelines:

                (i)            Net income excluding the research settlements, litigation charges and gain on Samba.

                The Company believes that these non-GAAP financial measures provide a fuller understanding of ongoing operations and enhance comparability of those results in prior periods as well as demonstrating the effects of unusual charges in the quarter. The Company believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. The Company believes that investors may find it useful to see these non-GAAP financial measures to analyze financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance.

                Reconciliation of the GAAP financial measures to the aforementioned non-GAAP measures follows:

	TOTAL CORPORATE & INVESTMENT BANKING
	Full Year 2002	Full Year 2003	Full Year 2004	FY04 vs. FY03 Increase/ (Decrease)
	(In millions)
GAAP Net Income	$3,172	$5,371	$2,038	(62%	)
Excluding Charge for Regulatory Settlements	1,323	—	—
Excluding Gain on Samba	—	—	(378)
Excluding Litigation Charges	—	—	4,950
Non-GAAP Net Income as Adjusted	$4,495	$5,371	$6,610	23%
GAAP Revenues	$19,165	$20,021	$21,774	9%
Excluding Gain on Samba	—	—	(584)
Non-GAAP Revenues as Adjusted	$19,165	$20,021	$21,190	6%
GAAP Expenses	$12,093	$11,455	$20,525	79%
Excluding Charge for Regulatory Settlements	(1,955)	—	—
Excluding Litigation Charges	—	—	(7,915)
Non-GAAP Expenses as Adjusted	$10,138	$11,455	$12,610	10%

Non-GAAP Financial Measures

                The following measures are considered “non-GAAP financial measures” under SEC guidelines:

(i)                                  Income excluding the litigation charges and gain on Samba.

(ii)                               Diluted earnings per share excluding the litigation charges and gain on Samba.

(iii)                            Revenues excluding gain on the sale of Samba.

(iv)                           Expenses excluding litigation charges.

                The Company believes that these non-GAAP financial measures provide a fuller understanding of ongoing operations and enhance comparability of those results in prior periods as well as demonstrating the effects of unusual charges in the quarter. The Company believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. The Company believes that investors may find it useful to see these non-GAAP financial measures to analyze financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance.

                Reconciliation of the GAAP financial measures to the aforementioned non-GAAP measures follows:

	Total Citigroup
	Full Year 2003	Full Year 2004
	(in millions, except EPS)
GAAP Income	$17,853	$17,046
Excluding Gain on Samba	—	(756)
Excluding Litigation Charges	—	4,950
Non-GAAP Income as Adjusted	$17,853	$21,240
GAAP Diluted Earnings Per Share	$3.42	$3.26
Excluding Gain on Samba	—	(0.14)
Excluding Litigation Charges	—	0.95
Non-GAAP Diluted Earnings Per Share as Adjusted	$3.42	$4.07
GAAP Revenues	$77,442	$86,190
Excluding Gain on Samba	—	(1,168)
Non-GAAP Revenues as Adjusted	$77,442	$85,022
GAAP Expenses	$39,168	$51,974
Excluding Litigation Charges	—	(7,915)
Non-GAAP Expenses as Adjusted	$39,168	$44,059

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Capital Markets and Banking (CM&B)

Financial Performance

CM&B Net Income ($B)

[CHART]

($MM)	2002	2003	2004	CAGR
FI Markets	$8,110	$8,833	$9,085	6%
Equity Markets	2,365	2,111	2,308	(1)%
Inv. Banking	3,515	3,860	3,870	5%
Lending	1,778	1,612	1,986	6%
Other	(24)	29	(143)	NM
Total CM&B Rev.	$15,744	$16,445	$17,106	4%
Net Income	$3,995	$4,642	$5,395	16%
Average Inv. Capital ($B)		$19.3	$21.9	$2.6
Return on Inv. Capital		24%	24%

[LOGO]

Global Capital Markets Competitive Strengths

•                  Unmatched breadth

•                  Underwriting leadership

•                  Large and diversified revenue base

By Product

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2004 Net Revenues of $11.4 B

•                  Unmatched breadth

•                  Underwriting leadership

•                  Large and diversified revenue base

By Region

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2004 Net Revenues of $11.4 B

Well-Controlled Risk Taking

Client-Centric Business Model	Less reliance on proprietary trading

Diverse Product Revenue Streams	Supports more opportunistic trading strategies

Global Presence	Well-positioned in new high growth markets

Independent Risk Management	Properly size our liquidity providing and trading positions

Quarterly Fixed Income and Equity
Trading Revenues ($MM)

	Average Quarterly Revenues(1)	Quarterly Revenue Volatility	Volatility as % of Avg. Revenues

C	$2,884	$408	14.1%
GS	2,879	658	22.9%
DB	2,836	616	21.7%
UBS	2,621	477	18.2%
MWD	2,426	481	19.8%
JPM	2,278	535	23.5%
MER	2,083	365	17.5%
LEH	1,822	434	23.8%
CSR	1,757	468	26.6%

(1) Nine quarters ended February 2005 for GS, MWD and LEH; nine quarters ended March 2005 for other firms.

Global Banking: The Client Dimension

Global Banking

Banking Groups

•                  Corporate Banking

•                  Corporate Finance

•                  Investment Banking

•                  Public Sector

Banking Partnerships

•                  Debt / Capital Markets

•                  Transaction Services

2004 CIB Revenues: $21.8B

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Revenues ($B)

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Deepening Client Relationships

Revenue Growth by Revenue Tier

($B)

[CHART]

	% of ‘04
Clients by	Total	‘02 - ‘04	‘04 Avg Rev
Revenue Tier	Revenue	CAGR	Per Client
			($MM)
Top 100	29%	(3.9)%	$38.2

101 - 500	31%	7.0%	$10.2

501 - 1,000	16%	10.0%	$4.2

1,001 - 5,000	22%	17.1%	$0.7

Remainder	2%	65.6%	n/a

Diversified and Growing International Platform

2004 Revenue Mix by Region

[CHART]

Revenues ($B)

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‘03 - ‘04
% Growth
Total	11.4

Asia	29.6
Japan	28.5

EMEA	9.8

Latin America	(8.5)
Mexico	29.4

North America	8.9

International revenues grew 13.0% and NA grew 8.9%

Unrelenting Client Focus

Pre 2004	Today

• Strong product orientation	Seamless relationship orientation

• Extensive multi-coverage	Multi coverage Global Network

• Strong originators overlapping roles	Focused strategic coverage Credit and value added financing linked Transaction banking execution

• Limited new client development	NCB, NIB and Commercial Banking established

Revenue by Client Segment ($B)

[CHART]

‘03 - ‘04
% Growth
Total	11.4%

Commercial	25.9%

Single Coverage	39.6%

Global Network	(3.8)%

Initiatives: Investment in Advisory Relationships

Global Ranks
2002 – 2004

Firm	Vol ($B)	Rank	Deals

GS	$1,246.4	1	928

Citigroup	$905.4	2	1,063

JPM	$872.7	3	1,024

MWD	$835.3	4	824

Citigroup Ranks
2002 – 2004

Firm	Vol ($B)	Rank	Leader

U.S.	$465.9	4	GS

EMEA	$441.0	2	GS

Japan	$90.9	1	—

Asia Pac	$83.9	4	JPM

LatAm	$39.3	3	GS

Source: Thomson Financial.

Global Industry Announced Ranks
2002 – 2004

	C		GS
Franchise	Vol	$1B+	Vol	$1B+

Consumer	2	2	1	1

Healthcare	12	6	1	1

Energy, Power & Chem.	1	2	10	6

Fin. Institutions	4	2	1	1

Industrial	2	2	1	1

Communications	3	3	1	1

Technology	3	3	1	1

Real estate	2	3	5	7

Relationship Returns – A Client Case Study

2004 Average Risk Capital ($000)

[CHART]

	Inv. Grade Debt U/W	Loan Prod.	FI Deriv.	Other CM&B	Securitization	Equity U/W	FX	Trade	M&A	Cash Mgmt.	Other Products	Total Relationship
Net Income	$5,099	$1,990	$4,280	$4,376	$895	$759	$3,183	$431	$90	$3,716	$1,798	$26,617
RORC	38%	17%	66%	70%	22%	20%	96%	73%	16%	660%	285%	52%

Diversified Global Business Model

2004 Revenue by Product

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2004 Client Revenues

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2004 Revenue by Region

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